UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2022

MARRONE BIO INNOVATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36030	20-5137161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7780-420 Briar Creek Parkway, Raleigh, NC 27617

(Address of Principal Executive Offices, and Zip Code)

(530) 750-2800

Registrant’s Telephone Number, Including Area Code

1540 Drew Avenue, Davis, CA 95618

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MBII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 7, 2022, the Board of Directors (the “Board”) of Marrone Bio Innovations, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board (the “Committee”) approved of awards under a newly implemented long-term incentive program (“LTIP”) for the Company’s principal executive officer and principal financial officer (“PEOs”) and other Company executives and employees (the “Awards”). The Awards for the PEOs were comprised of a mix of stock options (“Options”) and restricted stock units (“RSUs”), with total grant value and weighting ascribed by the Committee as follows:

	Options	RSUs	Total Award Value	Weighting (Option/RSUs)
Kevin Helash	417,273	178,831	$459,000	70%/30%
Sue Cheung	185,555	65,064	$167,000	70%/30%

The Awards were granted subject to the terms of the Company’s 2013 Stock Incentive Plan (the “Plan”). Each award vests in equal monthly installments over three years, subject to the recipient’s continued employment by the Company through the applicable vesting date, provided that, in lieu of the terms of any change in control agreement in place between the Company and the recipient, in the event that any recipient is terminated without Cause (as defined in the recipient’s Change In Control Agreement) or resigns for Good Reason (as defined in the recipient’s Change In Control Agreement) within twelve months of a Change in Control (as defined in the recipient’s Change In Control Agreement), 50% of the unvested portion of each Award will become immediately vested.

The Committee recommended the adoption of the LTIP and the issuance of the Awards in order to provide recipients market-competitive grants and to promote their long-term vested interest in the success of the Company and in consideration of information provided by Pearl Meyer, an independent compensation consultant engaged by the Committee in 2021 to survey the latest trends and best practices in relation to the compensation of executive officers among the Company’s peer group.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Date: February 10, 2022	By:	/s/ Linda V. Moore
	Name:	Linda V. Moore
	Title:	Executive Vice President, General Counsel and Secretary